                                                                   EXHIBIT 10.11

                    SCHEDULE TO STOCK OPTION AGREEMENT UNDER
            HUTTIG BUILDING PRODUCTS, INC. 2001 STOCK INCENTIVE PLAN


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        OPTION HOLDER              NUMBER OF SHARES          EXERCISE PRICE              DATE OF GRANT
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George M. Dickens, Jr.                  42,000              $5.875 per share          January 29, 2002
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Barry J. Kulpa                         110,000              $5.875 per share          January 29, 2002
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Thomas S. McHugh                        40,000              $5.875 per share          January 29, 2002
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John Mullin                             34,000              $5.875 per share          January 29, 2002
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Nick H. Varsam                          34,000              $5.875 per share          January 29, 2002
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